COMMITTED LINE OF CREDIT NOTE
                               (Index LIBOR Note)


$12,000,000.00                                                  February 3, 2000


FOR VALUE RECEIVED, STV GROUP, INCORPORATED and STV INCORPORATED and its SUBSIDIARIES listed on the attached Schedule A (individually and collectively, the "Borrower"), with an address at 205 West Welsh Drive, Douglassville, Pennsylvania 19518, promises to pay to the order of PNC BANK, NATIONAL ASSOCIATION (the "Bank"), in lawful money of the United States of America in immediately available funds at its offices located at 1600 Market Street, Philadelphia, Pennsylvania, 19103, or at such other location as the Bank may designate from time to time, the principal sum of TWELVE MILLION DOLLARS ($12,000,000.00) (the "Facility") or such lesser amount as may be advanced to or for the benefit of the Borrower hereunder, together with interest accruing on the outstanding principal balance from the date hereof, as provided below:

1. Rate of Interest. The principal amount outstanding under this Note will bear interest at a rate per annum (computed on the basis of actual days elapsed within a year consisting of 360 days) equal to the sum of (A) LIBOR plus (B) two hundred (200) basis points (2.0%) (the "Applicable LIBOR"). The Applicable LIBOR shall remain in effect until adjusted by the Bank as of the first calendar day of each month, without notice to the Borrower.

For the purpose hereof, the following terms shall have the following meanings:

                           "Business Day" shall mean any day on which commercial banks settle payments in U.S. dollars in New York City and London other than a Saturday or Sunday or a legal holiday on which commercial banks are authorized or required to be closed for business in Philadelphia, Pennsylvania.

                           "LIBOR" shall mean, for all advances outstanding at any time during any month, the interest rate per annum determined by the Bank by dividing (the resulting quotient rounded upwards, if necessary, to the nearest 1/100th of 1%) (i) the Published Rate for such month by (ii) a number equal to 1.00 minus the LIBOR Reserve Percentage. As used herein, "Published Rate" shall mean the rate of interest published on the first Business Day of each month in The Wall Street Journal "Money Rates" listing under the caption "London Interbank Offered Rates" for a one month period (or, if no such rate is published therein for any reason, then such rate published therein on the most recent Business Day prior to the first day of such month; provided, that if no such rate of interest is published therein for longer than 30 consecutive days, then the Published Rate shall be the eurodollar rate for a one month period, as published in another publication determined by the Bank).

                           "LIBOR Reserve Percentage" shall mean the maximum effective percentage in effect on such day as prescribed by the Board of Governors of the Federal Reserve System (or any successor) for determining the reserve requirements (including, without limitation, supplemental, marginal and emergency reserve requirements) with respect to eurocurrency funding (currently referred to as "Eurocurrency liabilities").

LIBOR shall be adjusted on the effective date of any change in the LIBOR Reserve Percentage as of such effective date. The Bank shall give prompt notice to the Borrower of LIBOR as determined or adjusted in accordance herewith, which determination shall be conclusive absent manifest error.

If the Bank determines (which determination shall be final and conclusive) that, by reason of circumstances affecting the eurodollar market generally, deposits in dollars (in the applicable amounts) are not being offered to banks in the eurodollar market for the selected term, or adequate means do not exist for ascertaining LIBOR, then the Bank shall give notice thereof to the Borrower. Thereafter, until the Bank notifies the Borrower that the circumstances giving rise to such suspension no longer exist, (a) the availability of the Applicable LIBOR shall be suspended, and (b) the interest rate for all advances then bearing interest under the Applicable LIBOR shall be converted on the first day of the next calendar month to a rate of interest per annum (calculated on the basis of actual days elapsed within a year consisting of 360 days) equal to the Prime Rate (the "Applicable Base Rate"). For purposes hereof, the term "Prime Rate" shall mean the rate publicly announced by the Bank from time to time as its prime rate. The Prime Rate is determined from time to time by the Bank as a means of pricing some loans to its borrowers. The Prime Rate is not tied to any external rate of interest or index, and does not necessarily reflect the lowest rate of interest actually charged by the Bank to any particular class or category of customers. If and when the Prime Rate changes, the rate of interest with respect to any amounts hereunder to which the Applicable Base Rate applies will change automatically without notice to the Borrower, effective on the date of any such change.

In addition, if, after the date of this Note, the Bank shall determine (which determination shall be final and conclusive) that any enactment, promulgation or adoption of or any change in any applicable law, rule or regulation, or any change in the interpretation or administration thereof by a governmental authority, central bank or comparable agency charged with the interpretation or administration thereof, or compliance by the Bank with any guideline, request or directive (whether or not having the force of law) of any such authority, central bank or comparable agency shall make it unlawful or impossible for the Bank to make or maintain or fund loans bearing interest based on the Applicable LIBOR, the Bank shall notify the Borrower. Upon receipt of such notice, until the Bank notifies the Borrower that the circumstances giving rise to such determination no longer apply, (a) the availability of the Applicable LIBOR shall be suspended, and (b) the interest rate on all advances then bearing interest under the Applicable LIBOR shall be converted to the Applicable Base Rate either (i) on the first day of the next calendar month, if the Bank may lawfully continue to maintain advances at the Applicable LIBOR to such day, or
(ii) immediately if the Bank may not lawfully continue to maintain advances under the Applicable LIBOR.

In no event will the rate of interest hereunder exceed the maximum rate allowed by law.

2. Advances. The Borrower may borrow, repay and reborrow hereunder until the Expiration Date, subject to the terms and conditions of this Note and the Loan Documents (as defined herein). The "Expiration Date" shall mean December ___, 2001, or such later date as may be designated by the Bank by written notice from the Bank to the Borrower. The Borrower acknowledges and agrees that in no event will the Bank be under any obligation to extend or renew the Facility or this Note beyond the Expiration Date. In no event shall the aggregate unpaid principal amount of advances under this Note exceed the face amount of this Note.

3. Advance Procedures. A request for advance made by telephone must be promptly confirmed in writing by such method as the Bank may require. The Borrower authorizes the Bank to accept telephonic requests for advances, and the Bank shall be entitled to rely upon the authority of any person providing such instructions. The Borrower hereby indemnifies and holds the Bank harmless from and against any and all damages, losses, liabilities, costs and expenses (including reasonable attorneys' fees and expenses) which may arise or be created by the acceptance of such telephone requests or making such advances. The Bank will enter on its books and records, which entry when made will be presumed correct, the date and amount of each advance, as well as the date and amount of each payment made by the Borrower.

4. Payment Terms. Accrued interest will be due and payable monthly in arrears on the first day of each month, beginning with the payment due on _____________ ___, 2000. The outstanding principal balance and any accrued but unpaid interest shall be due and payable on the Expiration Date.

If any payment under this Note shall become due on a Saturday, Sunday or public holiday under the laws of the State where the Bank's office indicated above is located, such payment shall be made on the next succeeding business day and such extension of time shall be included in computing interest in connection with such payment. The Borrower hereby authorizes the Bank to charge the Borrower's deposit account at the Bank for any payment when due hereunder. Payments received will be applied to charges, fees and expenses (including attorneys' fees), accrued interest and principal in any order the Bank may choose, in its sole discretion.

5. Late Payments; Default Rate. If the Borrower fails to make any payment of principal, interest or other amount coming due pursuant to the provisions of this Note within 15 calendar days of the date due and payable, the Borrower also shall pay to the Bank a late charge equal to the lesser of five percent (5%) of the amount of such payment or $100.00 (the "Late Charge"). Such 15 day period shall not be construed in any way to extend the due date of any such payment. Upon maturity, whether by acceleration, demand or otherwise, and at the Bank's option upon the occurrence of any Event of Default (as hereinafter defined) and during the continuance thereof, this Note shall bear interest at a rate per annum (based on a year of 360 days and actual days elapsed) which shall be two percentage points (2%) in excess of the interest rate in effect from time to time under this Note but not more than the maximum rate allowed by law (the "Default Rate"). The Default Rate shall continue to apply whether or not judgment shall be entered on this Note. Both the Late Charge and the Default Rate are imposed as liquidated damages for the purpose of defraying the Bank's expenses incident to the handling of delinquent payments, but are in addition to, and not in lieu of, the Bank's exercise of any rights and remedies hereunder, under the other Loan Documents or under applicable law, and any fees and expenses of any agents or attorneys which the Bank may employ. In addition, the Default Rate reflects the increased credit risk to the Bank of carrying a loan that is in default. The Borrower agrees that the Late Charge and Default Rate are reasonable forecasts of just compensation for anticipated and actual harm incurred by the Bank, and that the actual harm incurred by the Bank cannot be estimated with certainty and without difficulty.

6. Prepayment. The indebtedness evidenced by this Note may be prepaid in whole or in part at any time without penalty.

7. Yield Protection. The Borrower shall pay to the Bank, on written demand therefor, together with the written evidence of the justification therefor, all direct costs incurred, losses suffered or payments made by Bank by reason of any change in law or regulation or its interpretation imposing any reserve, deposit, allocation of capital, or similar requirement (including without limitation, Regulation D of the Board of Governors of the Federal Reserve System) on the Bank, its holding company or any of their respective assets. The Bank's determination of an amount payable under this paragraph shall, in the absence of manifest error, be conclusive and shall be payable on demand.

8. Other Loan Documents. This Note is issued in connection with a Letter Agreement between the Borrower and the Bank dated on or before the date hereof, and the other agreements and documents executed in connection therewith or referred to therein, the terms of which are incorporated herein by reference (as amended, modified or renewed from time to time, collectively the "Loan Documents"), and is secured by the property described in the Loan Documents (if any) and by such other collateral as previously may have been or may in the future be granted to the Bank to secure this Note. All capitalized terms used herein and not otherwise defined herein have the meanings given them in the Loan Documents.

9. Events of Default. The occurrence of any of the following events will be deemed to be an "Event of Default" under this Note: (i) the nonpayment of any principal, interest or other indebtedness under this Note within two (2) days after the date when due; (ii) the occurrence of any event of default or default and the lapse of any notice or cure period under any Loan Document or any other debt, liability or obligation to the Bank of any Obligor; (iii) the filing by or against any Obligor of any proceeding in bankruptcy, receivership, insolvency, reorganization, liquidation, conservatorship or similar proceeding (and, in the case of any such proceeding instituted against any Obligor, such proceeding is not dismissed or stayed within 60 days of the commencement thereof, provided that the Bank shall not be obligated to advance additional funds during such period); (iv) any assignment by any Obligor for the benefit of creditors, or any levy, garnishment, attachment or similar proceeding is instituted against any property of any Obligor held by or deposited with the Bank; (v) a default with respect to any other indebtedness of any Obligor in excess of $250,000 for borrowed money, if the effect of such default is to cause or permit the acceleration of such debt; (vi) the commencement of any foreclosure or forfeiture proceeding, execution or attachment against any collateral securing the obligations of any Obligor to the Bank; (vii) any material adverse change in the business, assets, operations, financial condition or results of operations of the Obligors, taken as a whole; (viii) the Obligors cease doing business as a going concern; (ix) any change shall occur in the equity ownership of STV Group, Incorporated which results in its current employee stock option plan owning less than sixty percent (60%) of the voting control of STV Group, Incorporated; (x) any representation or warranty made by any Obligor to the Bank in any Loan Document, or any other documents now or in the future evidencing or securing the obligations of any Obligor to the Bank, is false, erroneous or misleading in any material adverse respect; (xi) any Obligor's failure to observe or perform any of the Financial Reporting Covenants contained in Section A of Exhibit A to that certain Letter Agreement dated February ___, 2000 (as amended, modified or renewed from time to time, the "Letter Agreement"), or any of the Negative Covenants contained in Section C of Exhibit A to the Letter Agreement, provided, however, that if such failure is capable of being cured and Borrower promptly undertakes to effect such cure, such failure shall not constitute an Event of Default hereunder unless it remains uncured for a period of ten (10) days; or
(xii) any Obligor's failure to observe or perform any covenant or other agreement with the Bank contained in any Loan Document (other than as provided in clause (xi) above) or any other documents now or in the future evidencing or securing the obligations of any Obligor to the Bank provided, however, that if such failure is capable of being cured and Borrower promptly undertakes to effect such cure, such failure shall not constitute an Event of Default hereunder unless it remains uncured for a period of thirty (30) days. As used herein, the term "Obligor" means any Borrower.

Upon the occurrence of an Event of Default: (a) the Bank shall be under no further obligation to make advances hereunder; (b) if an Event of Default specified in clause (iii) or (iv) above shall occur, the outstanding principal balance and accrued interest hereunder together with any additional amounts payable hereunder shall be immediately due and payable without demand or notice of any kind; (c) if any other Event of Default shall occur, the outstanding principal balance and accrued interest hereunder together with any additional amounts payable hereunder, at the Bank's option and without demand or notice of any kind, may be accelerated and become immediately due and payable; (d) at the Bank's option, this Note will bear interest at the Default Rate from the date of the occurrence of the Event of Default; and (e) the Bank may exercise from time to time any of the rights and remedies available under the Loan Documents or under applicable law.

10. Right of Setoff. In addition to all liens upon and rights of setoff against the Borrower's money, securities or other property given to the Bank by law, the Bank shall have, with respect to the Borrower's obligations to the Bank under this Note and to the extent permitted by law, a contractual possessory security interest in and a contractual right of setoff against, and the Borrower hereby assigns, conveys, delivers, pledges and transfers to the Bank all of the Borrower's right, title and interest in and to, all of the Borrower's deposits, moneys, securities and other property now or hereafter in the possession of or on deposit with, or in transit to, the Bank or any other direct or indirect subsidiary of PNC Bank Corp., whether held in a general or special account or deposit, whether held jointly with someone else, or whether held for safekeeping or otherwise, excluding, however, all IRA, Keogh, and trust accounts. Every such security interest and right of setoff may be exercised without demand upon or notice to the Borrower. Every such right of setoff shall be deemed to have been exercised immediately upon the occurrence of an Event of Default hereunder without any action of the Bank, although the Bank may enter such setoff on its books and records at a later time.

11. Miscellaneous. All notices, demands, requests, consents, approvals and other communications required or permitted hereunder must be in writing (except as may be agreed otherwise above with respect to borrowing requests) and will be effective upon receipt. Such notices and other communications may be hand-delivered, sent by facsimile transmission with confirmation of delivery and a copy sent by first-class mail, or sent by nationally recognized overnight courier service, to the addresses for the Bank and the Borrower set forth above or to such other address as either may give to the other in writing for such purpose. No delay or omission on the Bank's part to exercise any right or power arising hereunder will impair any such right or power or be considered a waiver of any such right or power, nor will the Bank's action or inaction impair any such right or power. No modification, amendment or waiver of any provision of this Note nor consent to any departure by the Borrower therefrom will be effective unless made in a writing signed by the Bank. The Borrower agrees to pay on demand, to the extent permitted by law, all reasonable costs and expenses incurred by the Bank in the enforcement of its rights in this Note and in any security therefor, including without limitation reasonable fees and expenses of the Bank's counsel. If any provision of this Note is found to be invalid by a court, all the other provisions of this Note will remain in full force and effect. The Borrower and all other makers and indorsers of this Note hereby forever waive presentment, protest, notice of dishonor and notice of non-payment. The Borrower also waives all defenses based on suretyship or impairment of collateral. If this Note is executed by more than one Borrower, the obligations of such persons or entities hereunder will be joint and several. This Note shall bind the Borrower and its successors and assigns, and the benefits hereof shall inure to the benefit of the Bank and its successors and assigns; provided, however, that the Borrower may not assign this Note in whole or in part without the Bank's written consent and the Bank at any time may assign this Note in whole or in part.

This Note has been delivered to and accepted by the Bank and will be deemed to be made in the Commonwealth of Pennsylvania. THIS NOTE WILL BE INTERPRETED AND THE RIGHTS AND LIABILITIES OF THE BANK AND THE BORROWER DETERMINED IN ACCORDANCE WITH THE LAWS OF THE COMMONWEALTH OF PENNSYLVANIA, EXCLUDING ITS CONFLICT OF LAWS RULES. The Borrower hereby irrevocably consents to the exclusive jurisdiction of any state or federal court in the county or judicial district where the Bank's office indicated above is located; provided that nothing contained in this Note will prevent the Bank from bringing any action, enforcing any award or judgment or exercising any rights against the Borrower individually, against any security or against any property of the Borrower within any other county, state or other foreign or domestic jurisdiction. The Borrower acknowledges and agrees that the venue provided above is the most convenient forum for both the Bank and the Borrower. The Borrower waives any objection to venue and any objection based on a more convenient forum in any action instituted under this Note.

12. WAIVER OF JURY TRIAL. THE BORROWER IRREVOCABLY WAIVES ANY AND ALL RIGHTS THE BORROWER MAY HAVE TO A TRIAL BY JURY IN ANY ACTION, PROCEEDING OR CLAIM OF ANY NATURE RELATING TO THIS NOTE, ANY DOCUMENTS EXECUTED IN CONNECTION WITH THIS NOTE OR ANY TRANSACTION CONTEMPLATED IN ANY OF SUCH DOCUMENTS. THE BORROWER ACKNOWLEDGES THAT THE FOREGOING WAIVER IS KNOWING AND VOLUNTARY.

The Borrower acknowledges that it has read and understood all the provisions of this Note, including the waiver of jury trial, and has been advised by counsel as necessary or appropriate.


WITNESS the due execution hereof as a document under seal, as of the date first written above, with the intent to be legally bound hereby.

WITNESS/ATTEST:                                STV GROUP, INCORPORATED

/s/ Lori Jo Berk                               By:  /s/ Peter W. Knipe    (SEAL)
Print Name:  Lori Jo Berk                      Print Name:  Peter W. Knipe
Title:  Admin. Asst.                           Title:  CFO


WITNESS/ATTEST:                                STV INCORPORATED
/s/ Lori Jo Berk                               By:  /s/ Peter W. Knipe    (SEAL)
Print Name:  Lori Jo Berk                      Print Name:  Peter W. Knipe
Title:  Admin. Asst.                           Title:  CFO



                [SIGNATURES ARE CONTINUED ON THE FOLLOWING PAGE]

WITNESS/ATTEST:                                STV CONSTRUCTION SERVICES, INC.

/s/ Lori Jo Berk                               By:  /s/ Peter W. Knipe    (SEAL)
Print Name:  Lori Jo Berk                      Print Name:  Peter W. Knipe
Title:  Admin. Asst.                           Title:  CFO


WITNESS/ATTEST:                                STV INTERNATIONAL, INC.

/s/ Lori Jo Berk                               By:  /s/ Peter W. Knipe    (SEAL)
Print Name:  Lori Jo Berk                      Print Name:  Peter W. Knipe
Title:  Admin. Asst.                           Title:  CFO


WITNESS/ATTEST:                                STV/ENVIRONMENTAL, INC.

/s/ Lori Jo Berk                               By:  /s/ Peter W. Knipe    (SEAL)
Print Name:  Lori Jo Berk                      Print Name:  Peter W. Knipe
Title:  Admin. Asst.                           Title:  CFO


WITNESS/ATTEST:                                STV SURVEYING, INC.

/s/ Lori Jo Berk                               By:  /s/ Peter W. Knipe    (SEAL)
Print Name:  Lori Jo Berk                      Print Name:  Peter W. Knipe
Title:  Admin. Asst.                           Title:  CFO


WITNESS/ATTEST:                                STV CONSTRUCTION, INC.

/s/ Lori Jo Berk                               By:  /s/ Peter W. Knipe    (SEAL)
Print Name:  Lori Jo Berk                      Print Name:  Peter W. Knipe
Title:  Admin. Asst.                           Title:  CFO


WITNESS/ATTEST:                                STV ARCHITECTS, INC.

/s/ Lori Jo Berk                               By:  /s/ Peter W. Knipe    (SEAL)
Print Name:  Lori Jo Berk                      Print Name:  Peter W. Knipe
Title:  Admin. Asst.                           Title:  Secretary



                [SIGNATURES ARE CONTINUED ON THE FOLLOWING PAGE]

WITNESS/ATTEST:                                STV SILVER & ZISKIND ARCHITECTS,
                                               P.C.

/s/ Lori Jo Berk                               By:  /s/ Peter W. Knipe    (SEAL)
Print Name:  Lori Jo Berk                      Print Name:  Peter W. Knipe
Title:  Admin. Asst.                           Title:  Secretary


WITNESS/ATTEST:                                STV ARCHITECTS, P.C.

/s/ Lori Jo Berk                               By:  /s/ Michael D. Garz   (SEAL)
Print Name:  Lori Jo Berk                      Print Name:  Michael D. Garz
Title:  Admin. Asst.                           Title:  President

                                   SCHEDULE A

         STV Construction Services, Inc.

         STV International, Inc.

         STV/Environmental, Inc.

         STV Surveying, Inc.

         STV Construction, Inc.

         STV Architects, Inc.

         STV Silver & Ziskind Architects, P.C.

         STV Architects, P.C.